ADVANCED SERIES TRUST

AST Large-Cap Growth Portfolio

Supplement dated June 18, 2024 to the

Summary Prospectus dated May 1, 2024 (the Summary Prospectus)

This supplement should be read and retained in conjunction with the Summary Prospectus for the Advanced Series Trust (the Trust) for the AST Large-Cap Growth Portfolio (the Portfolio), a series of the Trust. The Portfolio may not be available under your variable contract. For more information about the portfolios available under your variable contract, please refer to your contract prospectus. Defined terms used herein that are not otherwise defined shall have the meanings given to them in the Summary Prospectus.

The Summary Prospectus is revised as follows, effective July 1, 2024:

I.The following table replaces the “Annual Portfolio Operating Expenses” table in the “PORTFOLIO FEES AND EXPENSES” section:

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)(1)

Management Fees	0.66%
+Distribution and/or Service Fees (12b-1 Fees)	0.25%
+Other Expenses	0.02%
=Total Annual Portfolio Operating Expenses	0.93%
-Fee Waiver and/or Expense Reimbursement	(0.05)%
=Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense	0.88%
Reimbursement(2)

(1)Any differences in total annual portfolio operating expenses shown in the table above and the expense ratio (after waivers and/or reimbursements) in the

Portfolio’s Financial Highlights are attributable to changes in management fees, fee waivers and/or expense limitations occurring after the end of the most recent fiscal year.

(2)The Manager has contractually agreed to waive 0.0473% of its investment management fee through June 30, 2025. The Manager has also contractually agreed to waive an additional 0.0010% of its investment management fee through June 30, 2025. In addition, the Manager has contractually agreed to waive a portion of its investment management fee and/or reimburse certain expenses of the Portfolio so that the Portfolio’s investment management fee plus other expenses (exclusive, in all cases of, interest, brokerage, taxes (such as income and foreign withholding taxes, stamp duty and deferred tax expenses), extraordinary expenses, acquired fund fees and expenses, and certain other Portfolio expenses such as dividend and interest expense and broker charges on short sales) do not exceed 0.90% of the Portfolio’s average daily net assets through June 30, 2025. Expenses waived/reimbursed by the Manager for the purpose of preventing the expenses from exceeding a certain expense ratio limit may be recouped by the Manager within the same fiscal year during which such waiver/reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year. These arrangements may not be terminated or modified without the prior approval of the Trust’s Board.

II.The following table replaces the “Example” table in the “PORTFOLIO FEES AND EXPENSES” section:

	1 Year	3 Years	5 Years	10 Years
AST Large-Cap Growth Portfolio	$90	$291	$510	$1,138

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.

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